PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus



THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES.  THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ Vincent P. Corti
    Vincent P. Corti
    Secretary


PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


                           NEW PERSPECTIVE FUND, INC.

                                     Part B
                      Statement of Additional Information

                                December 1, 1999
                           (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current prospectus of New Perspective Fund (the "fund" or "NPF") dated December 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           New Perspective Fund, Inc.
                              Attention: Secretary
               333 South Hope StreetLos Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        5
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        7
Fund Directors and Officers . . . . . . . . . . . . . . . . . . . .        8
Advisory Board  . . . . . . . . . . . . . . . . . . . . . . . . . .       14
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       21
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       26
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       33
Shareholder Account Services and Privileges . . . . . . . . . . . .       35
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       37
General Information . . . . . . . . . . . . . . . . . . . . . . . .       37
Investment Results and Related Statistics . . . . . . . . . . . . .       39
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       46
Financial Statements




                         New Perspective Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

-    The fund invests primarily in common stocks
- The fund may invest up to 10% of its assets in straight debt securities rated Baa or BBB or below by Moody Investors Services, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.
- The fund may invest up to 5% of its assets in straight debt securities rated Ba and BB or below by Moody's or S&P or unrated but determined to be of equivalent quality.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Certain risk factors relating to "high-yield, high-risk bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.


                         New Perspective Fund -- Page 2

     In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. The risks of convertible preferred stocks are similar to those of equity securities and they often automatically convert into common stock. Non-convertible preferred stocks with stated redemption rates are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle


                         New Perspective Fund -- Page 3
with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the


                         New Perspective Fund -- Page 4
security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and saving bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2.   Invest in companies for the purpose of exercising control or management;


                         New Perspective Fund -- Page 5

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

5. Buy or sell commodities or commodity contracts in the ordinary course of its business; provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

6. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

7. Lend any of its assets; provided, however, that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities shall not be deemed to be the making of a loan;

8. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.   Purchase securities on margin;

10. Borrow amounts in excess of 5% of the value of its total assets; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; nor

11.  Mortgage, pledge or hypothecate its assets to any extent.

For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry.

For purposes of Investment Restriction #8, although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.


                         New Perspective Fund -- Page 6

NON-FUNDAMENTAL POLICIES -- The following non-fundamental policies may be changed without shareholder approval:


1. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3.   Invest in puts, calls, straddles or spreads, or combinations thereof; or

4. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

5. Invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended. The fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

6.   Invest knowingly more than 10% of its net assets in illiquid securities


                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on September 5, 1972.


All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                         New Perspective Fund -- Page 7

                          FUND DIRECTORS AND OFFICERS

                      Directors and Director Compensation


                                                                         AGGREGATE
                                                                        COMPENSATION          TOTAL COMPENSATION
                                                                         (INCLUDING         (INCLUDING VOLUNTARILY
                                                                        VOLUNTARILY                DEFERRED                TOTAL
                                                                          DEFERRED           COMPENSATION/1/) FROM        NUMBER
                                                                      COMPENSATION/1/)        ALL FUNDS MANAGED BY        OF FUND
                                                                       FROM THE FUND         CAPITAL RESEARCH AND         BOARDS
                          POSITION       PRINCIPAL OCCUPATION(S)     DURING FISCAL YEAR       MANAGEMENT COMPANY         ON WHICH
                            WITH                 DURING                    ENDED         OR ITS AFFILIATES/2/ FOR THE    DIRECTOR
NAME, ADDRESS AND AGE    REGISTRANT           PAST 5 YEARS           SEPTEMBER 30, 1999  YEAR ENDED SEPTEMBER 30, 1999   SERVES/2/
-----------------------------------------------------------------------------------------------------------------------------------
 Elisabeth Allison       Director      Administrative Director,           $ 23,500                 $ 55,000                  3
 ANZI, Ltd.                            ANZI, Ltd. (financial
 1770 Massachusetts                    publishing and consulting);
 Ave.                                  Publishing Consultant,
 Cambridge, MA 02410                   Harvard Medical School;
 Age: 53                               former Senior Vice
                                       President, Planning and
                                       Development, McGraw Hill,
                                       Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Michael R.              Director      Chairman of the Board and          $22,500/3/               $51,250/4/                1
 Bonsignore                            Chief Executive Officer,
 Honeywell Plaza                       Honeywell Inc.
 P.O. Box 524
 Minneapolis, MN
 55440
 Age: 58
-----------------------------------------------------------------------------------------------------------------------------------
 + Gina H. Despres       Director      Senior Vice President,              None/5/                  None/5/                  3
 3000 K Street, N.W.                   Capital Research and
 Washington, DC 20007                  Management Company
 Age: 58
-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Fox           Director      President and Chief                $22,000/3/               $133,500                  7
 P.O Box 457                           Executive Officer, Foster
 Livingston, CA 95334                  Farms, Inc.
 Age: 62
-----------------------------------------------------------------------------------------------------------------------------------
 Alan Greenway           Director      President, Greenway                $ 25,000                 $ 94,500                  5
 7413 Fairway Road                     Associates, Inc.
 La Jolla, CA 92037                    (management consulting
 Age: 72                               services)
-----------------------------------------------------------------------------------------------------------------------------------
 Koichi Itoh             Director      Group Vice President -             $22,250/3/               $ 58,000                  3
 7-14-11-104 Minami                    Asia/Pacific, Autosplice
 Aoyama                                Inc., former President and
 Minato-ku, Tokyo,                     Chief Executive Officer,
 Japan                                 IMPAC (management
 Age: 59                               consulting services);
                                       former Managing Partner,
                                       VENCA Management (venture
                                       capital)
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling        Director      President, Minnesota Public        $23,500/3/               $ 95,250                  6
 45 East Seventh                       Radio; President,
 Street                                Greenspring Co.; former
 St. Paul, MN 55101                    President, American Public
 Age: 57                               Radio (now Public Radio
                                       International)
-----------------------------------------------------------------------------------------------------------------------------------
 + Jon B. Lovelace       Vice          Chairman Emeritus, Capital          None/5/                  None/5/                  3
 333 South Hope          Chairman      Research and Management
 Street                  of            Company
 Los Angeles, CA         the Board
 90071
 Age: 72
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald        Director      The IBJ Professor of               $22,500/3/               $240,750                  8
 Graduate School of                    Finance, Graduate School of
 Business                              Business, Stanford
 Stanford University                   University
 Stanford, CA 94305
 Age: 62
-----------------------------------------------------------------------------------------------------------------------------------
 ++ William I. Miller    Director      Chairman of the Board,             $24,000/3/               $ 55,500                  3
 500 Washington                        Irwin Financial Corporation
 Street
 Box 929
 Columbus, IN 47202
 Age: 43
-----------------------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton       Director      Chairman/Chief Executive           $25,000/3/               $131,000                  6
 Cairnwood, Inc.                       Officer, Cairnwood, Inc.
 75 James Way                          (venture capital
 Southhampton, PA                      investment)
 18966
 Age: 60
-----------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director      Former Chairman of the             $22,500/3/               $ 94,000                  5
 255 East Brown,                       Board and Chief Executive
 Suite 460                             Officer, Ford Motor Company
 Birmingham, MI 48009
 Age: 73
-----------------------------------------------------------------------------------------------------------------------------------
 + Walter P. Stern       Chairman      Vice Chairman, Capital              None/5/                  None/5/                  4
 630 Fifth Avenue        of            Group International, Inc.;
 New York, NY 10111      the Board     Chairman, Capital
 Age: 71                               International, Inc.;
                                       Director, Temple-Inland
                                       Inc. (forest products)
-----------------------------------------------------------------------------------------------------------------------------------




                         New Perspective Fund -- Page 8

                         New Perspective Fund -- Page 9

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.

++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World


                        New Perspective Fund -- Page 10

  Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended September 30, 1999 for participating Directors is as follows: Michael R. Bonsignore ($62,800), Robert A. Fox ($319,000), Koichi Itoh ($89,800), William
  H. Kling ($119,200), John G. McDonald ($135,800), William I. Miller ($89,700),
  Kirk P. Pendleton ($81,900) and Donald E. Petersen ($20,600). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

4  Michael R. Bonsignore was formerly a director of EuroPacific Growth Fund and
  New World Fund, Inc.

5  Gina H. Despres, Jon B. Lovelace and Walter P. Stern are affiliated with the
  Investment Adviser and, accordingly, receive no compensation from the fund.


                        New Perspective Fund -- Page 11

                                    OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Walter P. Stern
 (see above)
-------------------------------------------------------------------------------
Jon B. Lovelace
 (see above)
-------------------------------------------------------------------------------
Gina H. Despres
 (see above)
-------------------------------------------------------------------------------
Darcy B. Kopcho         45   Senior Vice      Executive Vice President and
333 South Hope Street        President        Director,
Los Angeles, CA 90071                         Capital Research Company
-------------------------------------------------------------------------------
Gregg E. Ireland        49   Executive Vice   Senior Vice President, Capital
3000 K Street, N.W.          President        Research and Management Company
Washington, DC 20007
-------------------------------------------------------------------------------
Thierry Vandeventer     64   Senior Vice      Director, Capital Research and
3 Place des Bergues          President        Management Company
1201 Geneva,
Switzerland
-------------------------------------------------------------------------------
Jonathan O. Knowles     38   Vice President   Vice President,
25 Bedford Street                             Capital Research Company
London, England WC2E
9HN
-------------------------------------------------------------------------------
Cathy M. Ward           52   Vice President   Senior Vice President and
333 South Hope Street                         Director,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Vincent P. Corti        43   Secretary        Vice President - Fund Business
333 South Hope Street                         Mangement Group, Capital Research
Los Angeles, CA 90071                         and Management Company
-------------------------------------------------------------------------------
R. Marcia Gould         45   Treasurer        Vice President - Fund Business
135 South State                               Mangement Group, Capital Research
College Blvd.                                 and Management Company
Brea, CA 92821
-------------------------------------------------------------------------------
Dayna G. Yamabe         32   Assistant        Assistant Vice President - Fund
135 South State              Treasurer        Business Management Group,
College Blvd.                                 Capital Research and Management
Brea, CA 92821                                Company
-------------------------------------------------------------------------------



No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $18,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended ($2,500 for each meeting attended in conjunction with meetings of the Advisory Board), plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses


                        New Perspective Fund -- Page 12
certain expenses of the Directors who are not affiliated with the Investment Adviser. As of November 1, 1999 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                        New Perspective Fund -- Page 13

                             ADVISORY BOARD MEMBERS

                       ADVISORY BOARD MEMBER COMPENSATION

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The members of the Advisory Board and their current or former principal occupations are as follows:



                                                                                              TOTAL COMPENSATION
                                                                                             (INCLUDING VOLUNTARILY
                                                                                                   DEFERRED
                                                                         AGGREGATE             COMPENSATION/1/)
                                                                        COMPENSATION            FROM ALL FUNDS
                                                                         (INCLUDING           MANAGED BY CAPITAL
                                                                        VOLUNTARILY              RESEARCH AND
                                                                          DEFERRED             MANAGEMENTCOMPANY
                                                                      COMPENSATION/1/)       OR ITS AFFILIATES/2/
                            POSITION            PRINCIPAL              FROM THE FUND            FOR THE FISCAL
                              WITH            OCCUPATION(S)          DURING FISCAL YEAR           YEAR ENDED
NAME, ADDRESS AND AGE      REGISTRANT      DURING PAST 5 YEARS    ENDED SEPTEMBER 30, 1999    SEPTEMBER 30, 1999
---------------------------------------------------------------------------------------------------------------------
 David I. Fisher         Advisory          Director, The                   None/3/                   None/3/
 333 South Hope          Board             Capital
 Street                  Member            Group Companies,
 Los Angeles, CA                           Inc. (an
 90071                                     affiliate of the
 Age: 60                                   Investment
                                           Adviser)
---------------------------------------------------------------------------------------------------------------------
 Jean Gandois            Advisory          Chairman of the                $10,000                   $10,000
 4 rue Quentin           Board Member      Board,
 Bauchart                                  Cockerill Sambre;
 75008 Paris                               President, Conseil
 France                                    National du Patronat
 Age: 69                                   Francais; former
                                           Chairman and
                                           Chief Executive
                                           Officer,
                                           Pechiney
---------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez     Advisory          Chairman of the                $10,000                   $10,000
 Laporte                 Board             Board
 Kimberly Clark          Member            and Chief Executive
 de Mexico, SA                             Officer,
 103-3 Colonia                             Kimberly Clark
 Polanco Los Morales                       de Mexico, SA
 Mexico, DF, Mexico
 Age: 65
---------------------------------------------------------------------------------------------------------------------
 Sir Peter Holmes        Advisory          Director and former            $10,000                   $10,000
 Shell Centre            Board             Chairman
 London, SE1 7NA         Member            of the Board
 United Kingdom                            and Managing
 Age: 67                                   Director,
                                           The Royal
                                           Dutch/Shell
                                           Group of Companies
---------------------------------------------------------------------------------------------------------------------
 Jae H. Hyun             Advisory          Chairman, Tong Yang            $10,000                   $10,000
 Tong Yang Group         Board             Group
 185, 2-Ka,              Member
 Eulchi-ro, Chung-ku
 Seoul, Korea 100-192
 Age: 50
---------------------------------------------------------------------------------------------------------------------
 Baron Gualtherus        Advisory          Chairman of the                $10,000                   $10,000
 Kraijenhoff             Board             Supervisory Council,
 Stoeplaan 9, Flat 58    Member            AKZO N.V.
 The Netherlands
 Age: 77
---------------------------------------------------------------------------------------------------------------------
 Pierre Lescure          Advisory          Chairman and                   $10,000                   $10,000
 CANAL +                 Board             Chief Executive
 85-89 quai Andre        Member            Officer, CANAL +
 Citroen
 F-75015 Paris
 France
 Age: 54
---------------------------------------------------------------------------------------------------------------------
 Shijuro Ogata           Advisory          Non-executive                  $10,000                   $10,000
 Ota-ku, Tokyo           Board             Director,
 145-0071                Member            Fuji Xerox Co. Ltd.
 Age: 72                                   And Horiba Ltd.
---------------------------------------------------------------------------------------------------------------------
 Alessandro Ovi          Advisory          Chief Executive                $10,000                   $10,000
 Tecnitel                Board             Officer,
 Via Abruzzi, 3          Member            Tecnitel
 Rome, Italy
 Age: 55
---------------------------------------------------------------------------------------------------------------------
 Rozanne L. Ridgway      Advisory          Chair, Baltic                  $10,000                   $10,000
 Baltic-American         Board             American
 Enterprise Fund         Member            Enterprises Fund;
 1625 K Street, N.W.                       former Co Chair,
 Washington, DC 20006                      Atlantic Council of
 Age: 64                                   the
                                           United States
---------------------------------------------------------------------------------------------------------------------
 Henry B. Schact         Advisory Board    Director and Senior            $  0/4/                   $  0/4/
 E.M. Warburg, Pincus    Member            Adviser, E.M.
 & Co., LLC                                Warburg, Pincus &
 466 Lexington Avenue                      Co., LLC; Director,
 New York, NY                              Lucent Technologies
 Age: 65
---------------------------------------------------------------------------------------------------------------------
 Orville H. Schell       Advisory          Dean, Graduate                 $10,000                   $10,000
 Graduate School of      Board             School of
 Journalism              Member            Journalism,
 121 North Gate Hall                       University of
 University of                             California, Berkeley
 California
 Berkeley, CA 94720
 Age: 59
---------------------------------------------------------------------------------------------------------------------
 Bruce B. Teele          Advisory          Chairman and                   $10,000                   $10,000
 Australian              Board             Chief Executive
 Foundation              Member            Officer, J.B. Were &
 Investment Co. Ltd.                       Son;
 101 Collins Street                        Chairman,
 Melbourne, Victoria                       Australian
 3000                                      Foundation
 Australia                                 Investment Co. Ltd.
 Age: 62
---------------------------------------------------------------------------------------------------------------------







                           TOTAL NUMBER
                          OF FUND BOARDS
                             ON WHICH
                          ADVISORY BOARD
NAME, ADDRESS AND AGE    MEMBER SERVES/2/
------------------------------------------
 David I. Fisher                2
 333 South Hope
 Street
 Los Angeles, CA
 90071
 Age: 60
------------------------------------------
 Jean Gandois                   1
 4 rue Quentin
 Bauchart
 75008 Paris
 France
 Age: 69
------------------------------------------
 Claudio X. Gonzalez            1
 Laporte
 Kimberly Clark
 de Mexico, SA
 103-3 Colonia
 Polanco Los Morales
 Mexico, DF, Mexico
 Age: 65
------------------------------------------
 Sir Peter Holmes               1
 Shell Centre
 London, SE1 7NA
 United Kingdom
 Age: 67
------------------------------------------
 Jae H. Hyun                    1
 Tong Yang Group
 185, 2-Ka,
 Eulchi-ro, Chung-ku
 Seoul, Korea 100-192
 Age: 50
------------------------------------------
 Baron Gualtherus               1
 Kraijenhoff
 Stoeplaan 9, Flat 58
 The Netherlands
 Age: 77
------------------------------------------
 Pierre Lescure                 1
 CANAL +
 85-89 quai Andre
 Citroen
 F-75015 Paris
 France
 Age: 54
------------------------------------------
 Shijuro Ogata                  1
 Ota-ku, Tokyo
 145-0071
 Age: 72
------------------------------------------
 Alessandro Ovi                 1
 Tecnitel
 Via Abruzzi, 3
 Rome, Italy
 Age: 55
------------------------------------------
 Rozanne L. Ridgway             1
 Baltic-American
 Enterprise Fund
 1625 K Street, N.W.
 Washington, DC 20006
 Age: 64
------------------------------------------
 Henry B. Schact                1
 E.M. Warburg, Pincus
 & Co., LLC
 466 Lexington Avenue
 New York, NY
 Age: 65
------------------------------------------
 Orville H. Schell              1
 Graduate School of
 Journalism
 121 North Gate Hall
 University of
 California
 Berkeley, CA 94720
 Age: 59
------------------------------------------
 Bruce B. Teele                 1
 Australian
 Foundation
 Investment Co. Ltd.
 101 Collins Street
 Melbourne, Victoria
 3000
 Australia
 Age: 62
------------------------------------------




                        New Perspective Fund -- Page 14

                        New Perspective Fund -- Page 15

                        New Perspective Fund -- Page 16

1 Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designed by the Advisory Board member.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc.,


                        New Perspective Fund -- Page 17

  Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization");
  (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 David I. Fisher is affiliated with the Investment Adviser and, accordingly, receives no compensation from the fund.

4 Henry B. Schact was appointed to the Advisory Board effective October 1, 1999 and, therefore, received no compensation from the fund in fiscal year 1999.


                        New Perspective Fund -- Page 18

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until December 31, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund and the travel expenses of Directors and members of the Advisory Board incurred in connection with attendance of meetings of those Boards. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation paid to


                        New Perspective Fund -- Page 19
directors and Advisory Board members unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, 0.395% on net assets between $6.5 billion and $10.5 billion, 0.39% on net assets between $10.5 billion and $17 billion, and 0.385% in excess of $17 billion.


The Agreement provides for a management fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


For the fiscal years ended September 30, 1999, 1998, and 1997, the Investment Adviser received advisory fees of $90,549,000, $72,691,000, and $59,337,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1999 amounted to $14,809,000 after allowance of $73,716,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $11,088,000 and $12,090,000, respectively after an allowance of $55,870,000 and $62,293,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.


                        New Perspective Fund -- Page 20

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended September 30, 1999, the fund paid or accrued $56,076,000 for compensation to dealers under the Plan. As of September 30, 1999, accrued and unpaid distribution expenses were $4,539,000.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


                        New Perspective Fund -- Page 21

Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by a fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the


                        New Perspective Fund -- Page 22
dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund


                        New Perspective Fund -- Page 23
shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section


                        New Perspective Fund -- Page 24

988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                        New Perspective Fund -- Page 25

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



                        New Perspective Fund -- Page 26

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):

                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.



Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25


                        New Perspective Fund -- Page 27
for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)



Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)





                        New Perspective Fund -- Page 28

PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a


                        New Perspective Fund -- Page 29
qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy variable annuities or variable life insurance policies (American Legacy, American Legacy II, American Legacy III, and American Legacy Shareholder's Advantage variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other


                        New Perspective Fund -- Page 30
     than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities or variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, as well as individual holdings in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares


                        New Perspective Fund -- Page 31
     of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


                        New Perspective Fund -- Page 32

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s)

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
             or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.


                        New Perspective Fund -- Page 33

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to


                        New Perspective Fund -- Page 34

IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent. Checks that remain uncashed earn no interest.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


                        New Perspective Fund -- Page 35

You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses,


                        New Perspective Fund -- Page 36
expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The funds' articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended September 30, 1999, 1998 and 1997, amounted to $17,027,000, $14,763,000 and
$11,461,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non--


                        New Perspective Fund -- Page 37

U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $18,723,000 for the fiscal year ended September 30, 1999.


INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. The fund understands that these service providers have updated all of their computer systems to process date-related information properly following the turn of the century. However, there can be no assurance that these steps are sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


                        New Perspective Fund -- Page 38

OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $26.25
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $27.85

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 0.92% based on a 30-day (or one month) period ended September 30, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


The fund's one year total return and average annual total return for the five- and ten-year periods ended September 30, 1999 were 30.48%, 17.64% and 14.35%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on September 30, 1999 were 38.43%, 19.04% and 15.03, respectively.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the


                        New Perspective Fund -- Page 39
computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.





                       NPF VS. VARIOUS UNMANAGED INDICES

                 TOTAL                                               CAPITAL
   PERIODS      RETURN                          MSCI INDICES       APPRECIATION
 10/1 - 9/30      NPF    DJIA/2/  S&P 500/3/  WORLD/4/  U.S./5/    NPF     NYSE/6/
 -----------      ---    ----     -------     -----     ----       ---     ----
1973/1/ - 1999  +4,115%  +2,994%   +2,887%    +2,038%   +2,741%  +1,990%    +867%
 1989 - 1999    +  282   +  398    +  372     +  175    +  399   +  221     +206
 1988 - 1998    +  253   +  394    +  390     +  166    +  418   +  190     +228
 1987 - 1997    +  199   +  315    +  294     +  149    +  304   +  144     +176
 1986 - 1996    +  245   +  357    +  302     +  188    +  309   +  180     +175
 1985 - 1995    +  332   +  403    +  340     +  302    +  342   +  250     +198
 1984 - 1994    +  321   +  354    +  289     +  338    +  289   +  236     +167
 1983 - 1993    +  278   +  320    +  292     +  328    +  291   +  196     +165
 1982 - 1992    +  360   +  441    +  401     +  400    +  393   +  244     +232
 1981 - 1991    +  356   +  444    +  396     +  416    +  392   +  226     +218
 1980 - 1990    +  275   +  314    +  269     +  285    +  266   +  166     +132
 1979 - 1989    +  387   +  394    +  392     +  483    +  372   +  245     +212
 1978 - 1988    +  342   +  301    +  316     +  420    +  291   +  214     +166
 1977 - 1987    +  584   +  414    +  432     +  580    +  397   +  386     +241
 1976 - 1986    +  369   +  205    +  256     +  389    +  235   +  232     +137
 1975 - 1985    +  299   +  186    +  252     +  274    +  234   +  181     +136
 1974 - 1984    +  403   +  241    +  325     +  288    +  297   +  248     +186
 1973 - 1983    +  271   +  124    +  149     +  128    +  129   +  156     + 64



                        New Perspective Fund -- Page 40

1 From March 13, 1973, the date the fund commenced operations.

2 The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

3 The Standard and Poor's 500 Stock Composite Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.

4 The Morgan Stanley Capital International World Index is an arithmetical average, weighted by market value, or the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

5 The Morgan Stanley Capital International USA Index is an arithmetical average, weighted by market value, of the performance of more than 300 securities listed on stock exchanges in the U.S.

6 The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the exchange.

                       IF YOU ARE CONSIDERING NPF FOR AN
  INDIVIDUAL RETIREMENT ACCOUNT HERE ARE THE BENEFITS OF SYSTEMATIC INVESTING:

 Here's how much you would have if you had invested $2,000 on October 1 of each year in NPF over the past 5 and 10 years:
                   5 Years                                        10 Years
             (10/1/94 - 9/30/99)                             (10/1/89 - 9/30/99)
----------------------------------------------------------------------------------------------
                   $16,989                                         $50,231
----------------------------------------------------------------------------------------------



                        New Perspective Fund -- Page 41

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

  If you had invested                              ... and taken all
     $10,000 in NPF                             istributions in shares,
 this many years ago...                          your investment would
                                                  have been worth this
                                               much at September 30, 1999

                              Periods
    Number of Years         10/1 - 9/30                  Value
    ---------------         -----------                  -----

           1
                             1998-1999                  $ 13,048
           2
                             1997-1999                    13,210
           3
                             1996-1999                    17,170
           4
                             1995-1999                    18,988
           5
                             1994-1999                    22,531
           6
                             1993-1999                    25,366
           7
                             1992-1999                    30,018
           8
                             1991-1999                    32,432
           9
                             1990-1999                    40,176
           10
                             1989-1999                    38,216
           11
                             1988-1999                    48,891
           12
                             1987-1999                    41,938
           13
                             1986-1999                    62,771
           14
                             1985-1999                    87,150
           15
                             1984-1999                   100,642
           16
                             1983-1999                   101,647
           17
                             1982-1999                   146,421
           18
                             1981-1999                   156,916
           19
                             1980-1999                   159,856
           20
                             1979-1999                   197,656
           21
                             1978-1999                   229,173
           22
                             1977-1999                   304,440
           23
                             1976-1999                   312,442
           24
                             1975-1999                   369,061
           25
                             1974-1999                   536,615
           26
                             1973-1999                   399,873
        Lifetime             1973#-1999                  421,569


# From March 13, 1973, the date the fund commenced operations.


                        New Perspective Fund -- Page 42

                Illustration of a $10,000 investment in NPF with
      dividends reinvested and capital gain distributions taken in shares
           (For the period March 13, 1973 through September 30, 1999)

                          COST OF SHARES                                VALUE OF SHARES
                          ----------------                              ------------------
  FISCAL        ANNUAL        DIVIDENDS       TOTAL            FROM             FROM           FROM         TOTAL
 YEAR END     DIVIDENDS     (CUMULATIVE)    INVESTMENT       INITIAL       CAPITAL GAINS    DIVIDENDS       VALUE
   9/30       ---------     ------------       COST         INVESTMENT       REINVESTED     REINVESTED      -----
   ----                                        ----         ----------       ----------     ----------
  1973#               ----       ----        $10,000     $          9,938        ----             ----     $  9,938
   1974                325        325         10,325                7,163        ----              239        7,402
   1975                401        726         10,726                9,952        ----              817       10,769
   1976                337      1,063         11,063               11,422        ----            1,298       12,720
   1977                280      1,343         11,343               11,236         244            1,570       13,050
   1978                318      1,661         11,661               13,908       1,079            2,355       17,342
   1979                444      2,105         12,105               15,165       1,868            3,067       20,100
   1980                501      2,606         12,606               18,230       2,315            4,321       24,866
   1981                931      3,537         13,537               17,905       2,274            5,136       25,315
   1982              1,667      5,204         15,204               16,225       4,557            6,369       27,151
   1983              1,830      7,034         17,034               21,080       7,382           10,631       39,093
   1984              1,205      8,239         18,239               19,259       9,323           10,912       39,494
   1985              1,196      9,435         19,435               19,796      13,202           12,580       45,578
   1986              1,178     10,613         20,613               24,699      21,436           17,138       63,273
   1987              1,393     12,006         22,006               32,052      38,599           24,076       94,727
   1988              1,820     13,826         23,826               23,928      37,429           19,876       81,233
   1989              2,605     16,431         26,431               27,920      49,773           26,275      103,968
   1990              2,617     19,048         29,048               23,718      50,481           24,697       98,896
   1991              2,979     22,027         32,027               27,477      63,176           31,840      122,493
   1992              2,524     24,551         34,551               28,597      67,989           35,751      132,337
   1993              2,172     26,723         36,723               33,173      79,499           43,932      156,604
   1994              2,231     28,954         38,954               35,951      90,455           49,939      176,345
   1995              2,813     31,767         41,767               39,639     111,254           58,307      209,200
   1996              4,129     35,896         45,896               41,484     124,538           65,439      231,461
   1997              4,365     40,261         50,261               51,032     164,111           85,692      300,835
   1998              4,388     44,649         54,649               47,857     171,886           84,787      304,530
   1999              3,041     47,690         57,690               61,280     248,207          112,082      421,569




                        New Perspective Fund -- Page 43

The dollar amount of capital gain distributions during the period was $120,218.
 ________________________________________
#  From March 13, 1973, the date fund commenced operations.


                        New Perspective Fund -- Page 44

EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of 138 periods.


Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.


                        New Perspective Fund -- Page 45

                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS -- The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


                        New Perspective Fund -- Page 46

"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."


                        New Perspective Fund -- Page 47

New Perspective Fund, Inc.
Investment Portfolio, September 30, 1999
LARGEST INDUSTRY HOLDINGS                               Largest Individual
                                                                  Holdings
 8.55% Diversified Telecommunication Services                   Mannesmann            2.28
 8.34% Health & Personal Care                            Micron Technology            2.09
 8.20% Electronic Components                                   AstraZeneca            2.09
 6.95% Electrical & Electronics                                Pfizer Inc.            2.04
 5.88% Broadcasting & Publishing                         Vodafone AirTouch            1.91
48.79% Other Industries                                        Time Warner            1.85
 0.43% Bonds & Notes                                                Viacom            1.77
12.86% Cash and Equivalents                                       Ericsson            1.56
                                                             Philip Morris            1.37
                                                                      Sony            1.23


                                                          Shares/Principal  Market Percent
                                                                    Amount   Value  Of Net
EQUITY SECURITIES                                                             (000) Assets
--------------------------------------------                      -------- ----------------

DIVERSIFIED TELECOMMUNICATION SERVICES  -  8.55%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)             3,934,530 280.335    1.09
Telecom Italia SpA, ordinary shares (Italy)                      15,427,500 133.140    1.05
Telecom Italia SpA, nonconvertible savings shares                27,127,995 136.768
Deutsche Telekom AG (Germany)                                     5,308,400 217.882     .85
MCI WorldCom, Inc. (USA)(1)                                       2,892,067 207.867     .81
AT&T Corp. (USA)                                                  4,338,200 188.712     .73
Global Crossing Ltd. (USA - Incorporated in Bermuda)(1)           5,200,000 137.800     .54
Telefonica, SA  (Spain)                                           8,595,540 137.730     .53
Tele Danmark AS (Denmark)                                         1,342,300  80.133
Tele Danmark AS, Class B (ADR)                                    1,398,600  41.433     .47
Swisscom AG (Switzerland)                                           313,086  97.787     .38
Sprint FON Group (USA)                                            1,766,800  95.849     .37
France Telecom, SA (France)                                       1,000,000  87.847     .34
Koninklijke PTT Nederland NV (Netherlands)                        1,687,862  74.047     .28
Telecom Corp. of New Zealand Ltd. (New Zealand)                  10,671,100  42.086
Telecom Corp. of New Zealand Ltd. (2)                             4,917,700  19.395     .24
Teleglobe Inc. (Canada)                                           3,300,000  51.028     .20
British Telecommunications PLC (United Kingdom)                   3,000,000  45.542     .18
Global TeleSystems Group, Inc. (USA)(1)                           1,830,000  36.085     .14
Korea Telecom Corp. (ADR) (Korea)(1)                                766,500  28.361     .11
Nippon Telegraph and Telephone Corp. (Japan)                          2,000  24.629     .10
Embratel Participacoes SA, preferred nominative                   2,000,000  22.875     .09
 (ADR) (Brazil)
Telstra Corp. Ltd. (Australia)                                    2,800,000  14.508     .05


HEALTH & PERSONAL CARE  -  8.34%
AstraZeneca PLC (United Kingdom)                                 12,275,560 514.305
AstraZeneca PLC (ADR)                                               555,000  23.449    2.09
Pfizer Inc (USA)                                                 14,610,000 525.047    2.04
Novartis AG (Switzerland)                                            95,450 141.799     .55
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                2,635,000 132.573     .52
SmithKline Beecham PLC (ADR) (United Kingdom)                     2,200,000 126.775     .49
Elan Corp., PLC (ADR) (Ireland) (1)                               3,400,000 114.112     .44
Merck & Co., Inc. (USA)                                           1,621,000 105.061     .41
Glaxo Wellcome PLC (United Kingdom)                                 563,264  14.602
Glaxo Wellcome PLC (ADR)                                          1,044,000  54.288     .27
Bristol-Myers Squibb Co. (USA)                                      800,000  54.000     .21
ALZA Corp. (USA)(1)                                               1,000,000  42.812     .17
Genentech, Inc. (USA) (1)                                           267,500  39.139     .15
Guidant Corp. (USA) (1)                                             660,000  35.392     .14
Fujisawa Pharmaceutical Co. Ltd. (Japan)                          1,782,000  34.675     .13
Luxottica Group SpA (ADR) (Italy)                                 1,812,700  34.555     .13
Pharmacia & Upjohn, Inc. (USA)                                      600,000  29.775     .12
Medtronic, Inc. (USA)                                               800,000  28.400     .11
Nycomed Amersham PLC (United Kingdom)                             4,700,000  28.064     .11
Shionogi & Co., Ltd. (Japan)                                      3,200,000  26.291     .10
Shiseido Co., Ltd. (Japan)                                        1,250,000  18.683     .07
Kimberly-Clark Corp. (USA)                                          250,000  13.125     .05
Avon Products, Inc. (USA)                                           400,000   9.925     .04


ELECTRONIC COMPONENTS  -  8.20%
Micron Technology, Inc. (USA) (1)                                 8,100,000 539.156    2.09
Taiwan Semiconductor Manufacturing Co. Ltd.                      70,193,000 296.075    1.15
 (Taiwan)(1)
Samsung Electronics Co., Ltd. (South Korea)                       1,601,176 259.401    1.01
Intel Corp. (USA)                                                 2,200,000 163.487     .63
Advanced Micro Devices, Inc. (USA)(1)                             7,250,000 124.609     .48
Murata Manufacturing Co., Ltd. (Japan)                            1,146,000 115.268     .45
Hon Hai Precision Industry Co. Ltd. (Taiwan)(1)                  14,560,000  95.687     .37
Analog Devices, Inc. (USA)(1)                                     1,710,000  87.638     .34
Rohm Co., Ltd. (Japan)                                              400,000  83.662     .32
Altera Corp. (USA)(1)                                             1,764,800  76.548     .30
Texas Instruments Inc. (USA)                                        900,000  74.025     .30
Hirose Electric Co., Ltd. (Japan)                                   400,000  62.982     .24
Seagate Technology (USA)(1)                                       1,200,000  36.975     .14
Motorola, Inc. (USA)                                                400,000  35.200     .14
Fanuc Ltd. (Japan)                                                  515,000  35.050     .14
Newbridge Networks Corp. (Canada) (1)                             1,000,000  26.062     .10


ELECTRICAL & ELECTRONICS  -  6.95%
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                11,910,000 371.662
Telefonaktiebolaget LM Ericsson, Class B (ADR)                    1,000,000  31.250    1.56
Nokia Corp., Class A (Finland)                                    1,440,000 129.109    1.16
Nokia Corp., Class A (ADR)                                        1,900,000 170.644
Toshiba Corp. (Japan)                                            34,500,000 257.177    1.01
Siemens AG (Germany)                                              2,950,000 243.894     .95
NEC Corp. (Japan)                                                10,250,000 206.677     .80
Matsushita Communication Industrial Co., Ltd. (Japan)               990,000 110.279     .43
Schneider SA (France)                                             1,300,000  95.213     .37
Lucent Technologies Inc. (USA)                                    1,072,500  69.578     .27
Nortel Networks Corp. (formerly Northern                          1,029,200  52.489     .20
 Telecom Ltd.) (Canada)
General Electric Co. (USA)                                          440,000  52.168     .20


BROADCASTING & PUBLISHING  -  5.88%
Time Warner Inc. (USA)                                            7,844,000 476.523    1.85
Viacom Inc., Class A (USA) (1)                                    1,000,000  43.250
Viacom Inc., Class B (1)                                          9,780,000 413.205    1.77
News Corp. Ltd. (Australia)                                       3,962,351  27.794
News Corp. Ltd. (ADR)                                             3,991,600 113.511
News Corp. Ltd., preferred                                        2,041,755  13.454
News Corp. Ltd., preferred (ADR)                                  2,548,800  68.021     .86
CANAL + (France)                                                  1,421,172  84.998     .33
Grupo Televisa, SA, ordinary participation                        1,875,400  74.899     .29
 certificates (ADR) (Mexico)(1)
CBS Corp. (USA)(1)                                                1,045,000  48.331     .19
AT&T Corp. Liberty Media Group, Class A  (USA)(1)                 1,300,000  48.262     .19
Pearson PLC (United Kingdom)                                      1,700,000  35.798     .14
Dow Jones & Co., Inc. (USA)                                         500,000  26.688     .10
Wolters Kluwer NV (Netherlands)                                     650,064  22.316     .09
Elsevier NV (Netherlands)                                         1,700,000  17.489     .07


WIRELESS TELECOMMUNICATION SERVICES  -  5.39%
Mannesmann AG (Germany)                                           1,637,500 261.861    2.28
Mannesmann AG (ADR)                                               2,037,500 326.000
Vodafone AirTouch PLC (ADR) (United Kingdom)                      2,072,850 492.820    1.91
 (formerly Vodafone Group PLC)
DDI Corp. (Japan)                                                    39,500 297.048    1.16
Orange PLC (United Kingdom)(1)                                      485,425   9.565     .04


BANKING  -  5.07%
Bank of America Corp. (formerly BankAmerica                       3,767,400 209.797     .81
 Corp.) (USA)
Bank of Nova Scotia (Canada)                                      7,719,000 165.678     .64
Westpac Banking Corp. (Australia)                                18,023,011 111.150
Westpac Banking Corp., warrants, expire 2000 (1)                  3,000,000  17.321     .50
ABN AMRO Holding NV (Netherlands)                                 5,669,731 127.539     .50
Royal Bank of Canada (Canada)                                     2,717,000 112.746     .44
Sakura Bank, Ltd. (Japan)                                        14,700,000 110.547     .43
Citigroup Inc. (USA)                                              2,062,500  90.750     .35
Fuji Bank, Ltd. (Japan)                                           6,855,000  83.384     .32
Australia and New Zealand Banking Group Ltd.                     12,143,541  81.205     .32
 (Australia)
Banco Santander Central Hispano, SA (formerly                     4,932,000  51.055
 Banco de Santander, SA) (Spain)
Banco Santander Central Hispano, SA (ADR)                         2,203,200  22.721     .29
Banque Nationale de Paris (France)                                  570,000  45.545
Banque Nationale de Paris, guaranteed value                         130,000   1.081     .18
 certificates, expire 2002 (1)
San Paolo-IMI SpA  (Italy)                                        2,000,000  25.906     .10
First Union Corp. (USA)                                             700,000  24.894     .10
Toronto-Dominion Bank (Canada)                                    1,223,700  23.722     .09


DATA PROCESSING & REPRODUCTION  -  4.43%
Fujitsu Ltd. (Japan)                                              9,623,000 300.323    1.17
Microsoft Corp. (USA) (1)                                         2,500,000 226.406     .89
Computer Associates International, Inc. (USA)                     3,550,000 217.438     .84
Oracle Corp. (USA)(1)                                             2,150,000  97.825     .38
Compaq Computer Corp. (USA)                                       3,400,000  77.987     .30
International Business Machines Corp. (USA)                         600,000  72.825     .28
Cisco Systems, Inc. (USA) (1)                                       900,000  61.706     .24
Gateway, Inc. (formerly Gateway 2000, Inc.) (USA)(1)              1,000,000  44.438     .17
PeopleSoft, Inc. (USA)(1)                                         2,465,100  41.753     .16



ENERGY SOURCES  -  2.93%
TOTAL FINA SA, Class B (France)                                     131,077  16.490
TOTAL FINA SA, Class B (ADR)                                      2,788,924 176.922     .75
Elf Aquitaine (France)                                              400,000  69.936
Elf Aquitaine (ADR)                                               1,100,000 100.788     .66
Royal Dutch Petroleum Co. (New York Registered                    1,952,000 115.290
 Shares) (Netherlands)
"Shell" Transport and Trading Co., PLC (United Kingdom)           3,000,000  22.224     .54
Norsk Hydro AS (Norway)                                           2,000,000  84.952     .33
Talisman Energy Inc. (Canada)(1)                                  1,535,500  45.774     .18
Phillips Petroleum Co. (USA)                                        850,000  41.438     .16
Unocal Corp. (USA)                                                  982,500  36.414     .14
Broken Hill Proprietary Co. Ltd. (Australia)                      3,213,797  37.006     .14
RAO Gazprom (ADR) (Russia)(1,2)                                   1,141,000   7.901     .03

INSURANCE  -  2.47%
ING Groep NV (Netherlands)                                        2,603,331 141.546
ING Groep NV, warrants, expire 2008 (1)                             590,000  11.322     .59
American International Group, Inc. (USA)                          1,498,046 130.236     .51
Allianz AG (Germany)                                                268,000  77.314     .30
Fairfax Financial Holdings Ltd. (Canada)(1)                         352,800  52.886
Fairfax Financial Holdings Ltd. (1,2)                                93,000  13.941     .26
QBE Insurance Group Ltd. (Australia)                             14,414,732  55.344     .21
Yasuda Fire and Marine Insurance Co., Ltd (Japan)                 7,158,000  45.688     .18
AEGON NV (Netherlands)                                              510,843  44.005     .17
Assicurazioni Generali SpA (Italy)                                1,100,000  36.624     .14
Royal & Sun Alliance Insurance Group PLC                          3,500,000  27.185     .11
 (United Kingdom)

BUSINESS & PUBLIC SERVICES  -  2.40%
Cendant Corp. (USA)(1)                                           15,408,000 273.492    1.06
Reuters Group PLC (United Kingdom)                                9,670,400 106.983     .42
TNT Post Groep (Netherlands)                                      2,914,488  74.261     .29
Rentokil Initial PLC (United Kingdom)                            16,200,000  57.254     .22
Interpublic Group of Companies, Inc. (USA)                        1,000,000  41.125     .16
Electronic Data Systems Corp. (USA)                                 550,000  29.116     .11
Pitney Bowes Inc. (USA)                                             400,000  24.375     .09
United Utilities PLC (United Kingdom)                             1,000,000  10.775     .05


MULTI-INDUSTRY  -  2.26%
Invensys PLC (formerly BTR Siebe PLC) (United Kingdom)           29,120,000 139.176     .54
Investor AB, Class B (Sweden)                                     5,000,000  59.586     .23
Williams PLC (United Kingdom)                                    11,076,923  58.268     .23
Anglo American PLC (Great Britain) (1)                            1,000,000  56.103     .22
Preussag AG (Germany)                                             1,084,743  54.700     .21
Lend Lease Corp. Ltd. (Australia)                                 4,318,283  52.686     .20
TI Group PLC (United Kingdom)                                     5,781,991  41.630     .16
Lagardere Groupe SCA (France)                                       850,000  35.332     .14
AlliedSignal Inc. (USA)                                             500,000  29.969     .12
Canadian Pacific Ltd. (Canada) (1)                                1,200,000  27.375     .11
FMC Corp. (USA)(1)                                                  559,800  27.010     .10


LEISURE & TOURISM  -  2.22%
Carnival Corp. (USA)                                              6,140,000 267.090    1.04
Seagram Co. Ltd. (Canada)                                         5,650,000 257.075    1.00
Starbucks Corp. (USA)(1)                                          1,970,000  48.819     .18


BEVERAGES & TOBACCO  -  2.11%
Philip Morris Companies Inc. (USA)                               10,290,000 351.789    1.37
Cia. Cervejaria Brahma, preferred nominative                      3,278,600  39.343     .15
 (ADR) (Brazil)
Southcorp Ltd. (Australia)                                       10,357,562  37.773     .14
PepsiCo, Inc. (USA)                                               1,000,000  30.250     .12
Gallaher Group PLC (United Kingdom)                               2,905,100  20.180
Gallaher Group PLC (ADR)                                            300,000   8.156     .11
Coca-Cola Co. (USA)                                                 375,000  18.023     .07
Foster's Brewing Group Ltd. (Australia)                           6,000,000  16.910     .07
Asahi Breweries, Ltd. (Japan)                                     1,056,000  16.171     .06
South African Breweries PLC (United Kingdom)(1)                     558,003   4.740     .02


GOLD MINES  -  1.99%
Newmont Mining Corp. (USA)                                        6,100,000 157.838     .61
Barrick Gold Corp. (Canada)                                       7,000,000 152.250     .59
Placer Dome Inc. (Canada)                                         9,000,000 133.875     .51
Homestake Mining Co. (USA)                                        5,500,000  50.531     .20
Gold Fields Ltd. (South Africa)                                   4,191,105  19.408     .08


CHEMICALS  -  1.78%
Monsanto Co. (USA)                                                2,421,900  86.432     .34
Praxair, Inc. (USA)                                               1,815,000  83.490     .32
BOC Group PLC (United Kingdom)                                    3,500,000  72.943     .28
Valspar Corp. (USA)                                               1,555,000  50.829     .20
Sherwin-Williams Co. (USA)                                        1,962,000  41.079     .16
Bayer AG (Germany)                                                  950,000  37.929     .15
E.I. du Pont de Nemours and Co. (USA)                               400,000  24.350     .09
Methanex Corp. (Canada)(1)                                        7,250,000  20.748     .08
Georgia Gulf Corp. (USA)                                          1,175,000  20.709     .08
L'Air Liquide (France)                                              125,235  19.894     .08


APPLIANCES & HOUSEHOLD DURABLES  -  1.76%
Sony Corp. (Japan)                                                2,110,400 315.628    1.23
Koninklijke Philips Electronics NV (Netherlands)                  1,358,000 136.813     .53


AUTOMOBILES  -  1.69%
Suzuki Motor Corp. (Japan)                                        8,158,000 132.592     .52
Renault SA (France)                                               2,000,000 110.661     .43
Bayerische Motoren Werke AG (Germany)                             2,089,100  59.021
Bayerische Motoren Werke AG, preferred                              686,712   9.700     .27
Honda Motor Co., Ltd. (Japan)                                     1,296,000  54.335     .21
Ford Motor Co. (USA)                                              1,000,000  50.188     .19
General Motors Corp. (USA)                                          300,000  18.881     .07


FOREST PRODUCTS & PAPER  -  1.57%
Champion International Corp. (USA)                                4,200,000 215.775     .84
UPM-Kymmene Corp. (Finland)                                       1,953,000  66.627     .26
Louisiana-Pacific Corp. (USA)                                     2,550,000  39.844     .15
International Paper Co. (USA)                                       600,000  28.837     .11
Smurfit-Stone Container Corp. (USA)(1)                            1,255,700  27.155     .11
Rayonier Inc. (USA)                                                 600,000  25.200     .10


FOOD & HOUSEHOLD PRODUCTS  -  1.54%
Groupe Danone (France)                                              350,000  85.261     .33
Reckitt & Colman PLC (United Kingdom)                             6,503,125  81.629     .32
Nestle SA (Switzerland)                                              39,000  73.398     .29
Archer Daniels Midland Co. (USA)                                  4,780,000  58.256     .23
Unilever NV (Netherlands)                                           300,000  20.437
Unilever NV (New York Registered shares)                            200,000  13.625     .13
Sara Lee Corp. (USA)                                              1,250,000  29.297     .11
Kellogg Co. (USA)                                                   571,900  21.411     .08
Colgate-Palmolive Co. (USA)                                         300,000  13.725     .05

UTILITIES: ELECTRIC & GAS  -  1.01%
Williams Companies, Inc. (USA)                                    5,000,000 187.187     .73
National Power PLC (United Kingdom)                               9,300,000  72.617     .28

MERCHANDISING  -  0.99%
Wal-Mart Stores, Inc. (USA)                                       2,600,000 123.663     .48
Kingfisher PLC (United Kingdom)                                   4,371,632  47.070     .18
Home Depot, Inc. (USA)                                              575,000  39.459     .15
Cifra, SA de CV, Class C (Mexico) (1)                             3,624,400   5.589
Cifra, SA de CV, Class V (1)                                     10,995,004  17.285     .10
Koninklijke Ahold NV (Netherlands)                                  637,693  21.007     .08


METALS: NONFERROUS  -  0.97%
Alcoa Inc. (USA)                                                  2,400,000 148.950     .58
Billiton PLC (United Kingdom)                                    10,372,416  43.439     .17
WMC Ltd. (Australia)                                              7,000,000  35.621     .13
Pechiney, Class A (France)                                          406,909  22.558     .09


RECREATION & OTHER CONSUMER PRODUCTS  -  0.86%
Nintendo Co., Ltd. (Japan)                                          650,000 103.751     .40
Hasbro, Inc. (USA)                                                2,700,000  57.881     .22
EMI Group PLC (United Kingdom)                                    4,242,369  30.475     .12
Eastman Kodak Co. (USA)                                             400,000  30.175     .12


AEROSPACE & MILITARY TECHNOLOGY  -  0.66%
Bombardier Inc., Class B (Canada)                                 7,495,000 124.355     .48
Boeing Co. (USA)                                                    600,000  25.575     .10
Northrop Grumman Corp. (USA)                                        300,000  19.069     .08


ENERGY EQUIPMENT  -  0.61%
Baker Hughes Inc. (USA)                                           4,138,100 120.005     .47
Schlumberger Ltd. (Netherlands Antilles)                            598,300  37.282     .14


OTHER INDUSTRIES - 2.44%

De Beers Consolidated Mines Ltd. (South Africa)(1)                2,000,000  55.069
De Beers Consolidated Mines Ltd. (ADR)                            1,000,000  27.000     .32
Usinor Sacilor (France)                                           5,500,000  77.692     .31
AMR Corp. (USA)(1)                                                1,100,000  59.950     .24
ADVANTEST CORP. (Japan)                                             400,000  57.906     .22
Japan Airlines Co., Ltd. (Japan)                                 15,000,000  57.812     .22
Bergesen d.y. AS, Class A (Norway)                                2,650,000  43.240
Bergesen d.y. AS, Class B                                           795,000  12.354     .21
NIKE, Inc., Class B (USA)                                           900,000  51.187     .20
Caterpillar Inc. (USA)                                              700,000  38.369     .15
Delphi Automotive Systems Corp. (USA)                             1,871,679  30.064     .12
Deere & Co. (USA)                                                   750,000  29.015     .11
Allegheny Teledyne Inc. (USA)                                     1,697,600  28.647     .11
Cie. de Saint-Gobain (France)                                       100,000  18.657     .07
Kvaerner ASA, Class A (Norway)                                      922,936  18.526     .07
Cia. Vale do Rio Doce, preferred nominative,                         38,400   0.000
 Class B (Brazil)(1,3)
Cia. Vale do Rio Doce, preferred nominative (ADR)                   771,000  16.191     .06
Bridgestone Corp. (Japan)                                           286,000   8.012     .03


MISCELLANEOUS  - 1.64%
Other equity securities in initial period of acquisition                    422.415    1.64

                                                                           ------------------
TOTAL EQUITY SECURITIES(cost: $14,160.957 million)                         22,330.7   86.71
                                                                           ------------------

BONDS & NOTES                                             Principal Amount
                                                                (Millions)
GOVERNMENTS AND GOVERNMENTAL
   AUTHORITIES  (EXCLUDING U.S.) - 0.43%
Brazil (Federal Republic of), Bearer 8.00% 2014 (4)                $165.905 103.898
Brazil (Federal Republic of), Front-Loaded Interest                   9.562   5.988     .43
 Reduction Bond, Series L, 8.00% 2014 (4)
                                                                           ------------------
TOTAL BONDS AND NOTES (cost: $99.764 million)                               109.886     .43
                                                                           ------------------


SHORT-TERM SECURITIES
--------------------------------------------
CORPORATE SHORT-TERM NOTES - 10.25%
Procter & Gamble Co. 5.11%-5.65% due                                122.000 120.784     .47
 10/20/1999-1/27/2000
National Australia Funding (Delaware) Inc.                          105.500 104.358     .41
 5.20%-5.77% due 10/12/1999-2/7/2000
DaimlerChrysler NA Holdings 5.15%-5.73%                             102.500 100.606     .39
 due 12/1/1999-2/11/2000
ANZ (Delaware) Inc. 5.13%-5.76% due                                 101.000 100.070     .39
 10/6/1999-1/18/2000
BMW U.S. Capital Corp. 5.12%-5.28% due                              100.000  99.655     .38
 10/19-10/28/1999
Duke Energy Corp. 5.35%-5.68% due 1/25-2/4/2000                     100.000  98.027     .38
BellSouth Telecommunications, Inc. 5.65%-5.67%                      100.000  97.787     .38
 due 2/8-2/24/2000
Abbey National North America 5.14%-5.36% due                         96.000  95.611     .37
 10/7-12/3/1999
UBS Finance (Delaware) Inc. 5.12%-5.40% due                          96.700  95.594     .37
 10/14/1999-2/9/2000
Associates First Capital Corp. 5.13%-5.72% due                       96.600  95.343     .37
 10/8/1999-2/22/2000
BP America Inc. 4.75%-5.33% due 10/4/1999-2/10/2000                  91.000  89.984     .35
France Telecom, SA 5.20%-5.33% due 11/2-11/9/1999                    90.000  89.515     .35
CBA (Delaware) Finance Inc. 5.14%-5.35% due                          87.000  86.491     .34
 10/12-12/2/1999
Westpac Capital Corp. 5.34% due 1/27-1/28/2000                       85.000  83.351     .32
Toronto-Dominion Holdings USA Inc. 5.28%-5.38%                       83.000  81.911     .32
 due 11/22/1999-2/8/2000
Archer Daniels Midland Co. 5.40%-5.70% due                           80.000  78.221     .30
 2/1-3/13/2000
General Electric Capital Corp. 5.40%-5.78% due                       80.000  78.185     .30
 1/25-3/2/2000
Merck & Co., Inc. 5.30%-5.34% due 2/4-2/7/2000                       78.000  76.406     .29
Internationale Nederlanden (U.S.) Funding Corp.                      75.000  74.459     .29
 5.30%-5.31% due 11/18/1999
Heinz H.J. Co. 5.28%-5.33% due 10/18/1999-1/28/2000                  75.000  74.301     .29
Cregen North America Inc. 5.30%-5.33% due                            75.000  74.281     .29
 11/19-12/16/1999
E.I. du Pont de Nemours and Co. 5.55% due                            75.300  73.708     .29
 2/10-2/11/2000
KfW International Finance Inc. 5.11%-5.20% due                       73.500  73.118     .28
 10/15-11/29/1999
British Columbia (Province of) 4.79%-4.86% due                       69.820  69.550     .27
 10/5-11/9/1999
FCE Bank PLC 5.11%-5.15% due 10/7-10/25/1999                         57.000  56.857     .22
Halifax PLC 4.83%-5.35% due 10/1/1999-1/18/2000                      56.000  55.552     .22
Monsanto Co. 4.81%-5.72% due 11/4/1999-2/25/2000                     53.500  52.822     .21
IBM Credit Corp. 5.32%-5.55% due 10/20/1999-1/28/2000                50.000  49.450     .19
Emerson Electric Co. 5.30% due 1/20-1/24/2000                        50.000  49.092     .19
General Motors Acceptance Corp. 5.12%-5.29%                          48.300  48.108     .19
 due 10/27/1999
British Telecommunications PLC 5.40%-5.75%                           40.000  39.201     .15
 due 2/2/2000
Canadian Wheat Board 5.08%-5.10% due 10/22-11/19/1999                35.000  34.805     .14
Ford Motor Credit Co. 5.64% due 2/10/2000                            25.700  25.153     .10
Lloyds Bank PLC 5.10% due 10/6/1999                                  25.000  24.978     .10
Reseau Ferre de France 5.13% due 10/22/1999                          25.000  24.920     .10
Svenska Handelsbanken Group 5.33% due 11/12/1999                     25.000  24.841     .10
Telstra Corp. Ltd. 5.12%-5.30% due 10/5-11/19/1999                   24.000  23.916     .09
Vattenfall Treasury AB 5.13% due 10/4/1999                           16.000  15.991     .06


FEDERAL AGENCY DISCOUNT NOTES - 1.31%
Fannie Mae 4.72%-5.40% due 10/1/1999-2/9/2000                       174.677 173.467     .67
Freddie Mac 4.72%-5.52% due 10/18/1999-2/24/2000                    166.938 164.674     .64



CERTIFICATES OF DEPOSIT - 0.78%
Canadian Imperial Bank of Commerce 5.40% due                         50.000  49.999     .20
 11/16-11/17/1999
Lloyds Bank PLC 5.43% due 12/8/1999                                  50.000  49.999     .20
National Westminster Bank PLC 5.25%-5.62% due                        50.000  49.962     .20
 11/8/1999-2/1/2000
Svenska Handelsbanken Group 5.56% due 1/24/2000                      25.000  24.960     .09
Rabobank Nederland NV 5.50% due 1/27/2000                            25.000  24.959     .09

OTHER - 0.28%
Canada Bills 5.18%-5.51% due 11/30/1999-2/23/2000                    75.000  73.660     .28


NON-U.S. CURRENCY - 0.02%
New Taiwanese Dollar                                            NT$241.104    7.618     .02


                                                                           ------------------
TOTAL SHORT-TERM SECURITIES (cost: $3,258.414 million)                     3,256.30   12.64
                                                                           ------------------
TOTAL INVESTMENT SECURITIES (cost: $17,519.135 million)                    25,696.8   99.78
Excess of cash and receivables over payables                                 55.389     .22
                                                                           ------------------
NET ASSETS                                                                 25,752.2 100.000

(1) Non-income-producing securities

(2) Purchased in a private placement transaction;
     resale tot he public may require registration or sale only to qualified institutional buyers.

(3) Valued under procedures established by the Board of Directors.

(4) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements


New Perspective Fund
Equity Securities Appearing in the               Equity Securities Eliminated from the
Portfolio Since March 31, 1999                          Portfolio Since March 31, 1999


AEGON                                                                             AGA
AT&T, Liberty Media Group                                                      Alcatel
Caterpillar                                                           Asahi Breweries
Coca-Cola                                                          Brambles Industries
Delphi Automotive Systems                                                         ENI
E.I. du Pont de Nemours                                              General Intrument
Elan                                                                      Halliburton
Embratel Participacoes                                                             LTV
Fanuc                                                                          Mattel
Ford Motor                                                                      Mobil
Foster's Brewing                                                          Nissan Motor
Global Telesystems                                                    Silicon Graphics
Hon Hai Precision                                              Standard Chartered Bank
Japan Airlines                                                 Suez Lyonnaise des Eaux
Kellogg                                                                  Union Pacific
Kimberly-Clark                                                                 Vivendi
Korea Telecom                                                                   Volvo
Lucent Technologies                                                              York
NEC                                                                               YPF
Newbridge Networks
Norsk Hydro
Nycomed Amersham
Orange
Pitney Bowes
Royal & Sun Alliance
Sara Lee
Shionogi
Telstra
Toronto-Dominion Bank


New Perspective Fund
Financial Statements
----------------------------------------------      ---------------- ----------------
Statement of Assets and Liabilities                                    (dollars in
at September 30, 1999                                                    millions)
----------------------------------------------      ---------------- ----------------
Assets:
Investment securities at market
 (cost: $14,260.721)                                                   $22,440.593
Short-term securities
 (cost: $3,258.414)                                                      3,256.300
Cash                                                                         4.808
Receivables for-
 Sales of investments                                        $81.025
 Sales of fund's shares                                       42.769
 Dividends and accrued interest                               48.164       171.958
                                                    ---------------- ----------------
                                                                        25,873.659
Liabilities:
Payables for-
 Purchases of investments                                     82.909
 Repurchases of fund's shares                                 24.051
 Management services                                           8.561
 Accrued expenses                                              5.856       121.377
                                                    ---------------- ----------------
Net Assets at September 30, 1999-
 Equivalent to $26.25 per share on
 980,900,343 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                  $25,752.282
                                                                     ================

Statement of Operations
for the year ended September 30, 1999                                    Unaudited
                                                                       (dollars in
                                                                         millions)
----------------------------------------------      ---------------- ----------------
Investment Income:
Income:
 Dividends                                                 $ 257.542
 Interest                                                    160.235     $ 417.777
                                                    ----------------
Expenses:
 Management services fee                                      90.549
 Distribution expenses                                        56.076
 Transfer agent fee                                           18.723
 Reports to shareholders                                       0.650
 Registration statement and prospectus                         1.202
 Postage, stationery and supplies                              3.217
 Directors'/Trustees' fees                                     0.363
 Auditing and legal fees                                       0.090
 Custodian fee                                                 4.026
 Taxes other than federal income tax                           0.349
 Other expenses                                                0.292       175.537
                                                    ---------------- ----------------
 Net investment income                                                     242.240
                                                                     ----------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                        2,029.050
Net increase in unrealized appreciation on
 investments                                                             4,591.605
                                                                     ----------------

 Net realized gain and unrealized appreciation
  on investments                                                         6,620.655
                                                                     ----------------
Net Increase in Net Assets Resulting
 from Operations                                                       $ 6,862.895
                                                                     ================



----------------------------------------------      ---------------- ----------------
Statement of Changes in Net Assets               (dollars in millions)
                                                 Year ended September 30


                                                                1999           1998
----------------------------------------------      ---------------- ----------------
Operations:
Net investment income                                   $    242.240   $   225.434
Net realized gain on investments                           2,029.050     1,406.817
Net change in unrealized appreciation
 on investments                                            4,591.605    (1,486.638)
                                                    ---------------- ----------------
 Net increase in net assets
 resulting from operations                                 6,862.895       145.613
                                                    ---------------- ----------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                        (178.626)     (250.381)
Distributions from net realized gain on
 investments                                              (1,352.865)     (944.065)
                                                    ---------------- ----------------
 Total dividends and distributions                        (1,531.491)   (1,194.446)
                                                    ---------------- ----------------

Capital Share Transactions:
Proceeds from shares sold: 174,677,528
 and 141,823,983 shares, respectively                      4,287.650     3,063.856
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 66,803,759 and 58,921,097
 shares respectively                                       1,462.075     1,133.982
Cost of shares repurchased: 124,489,632
 and 112,476,829 shares, respectively                     (3,035.817)   (2,398.119)
                                                    ---------------- ----------------

 Increase in net assets resulting from
  capital share transactions                               2,713.908     1,799.719
                                                    ---------------- ----------------

Total Increase in Net Assets                               8,045.312       750.886

Net Assets:
Beginning of year                                         17,706.970    16,956.084
                                                    ---------------- ----------------
End of year (including undistributed
 net investment income: $108.492
 and $85.257, respectively)                              $25,752.282   $17,706.970
                                                    ================ ================




See Notes to Financial Statements


                 Notes to Financial Statements
1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and premiums and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1999, such non-U.S. taxes were $24,092,000.

     CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $1,540,000 for the year ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of September 30, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $8,178,746,000, of which $8,849,242,000 related to appreciated securities and $670,496,000 related to depreciated securities. During the year ended September 30, 1999, the fund realized, on a tax basis, a net capital gain of $2,035,050,000 on securities transactions. Net losses related to non-U.S. currency transactions of $6,000,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $17,518,147,000 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $90,549,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of average net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $56,076,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $14,809,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $18,723,000.

     DEFERRED DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $919,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $6,543,756,000 and $5,768,560,000, respectively, during the year ended September 30, 1999.

     As of September 30, 1999, accumulated undistributed net realized gain on investments was $1,875,244,000 and additional paid-in capital was $14,609,485,000. The fund reclassified $40,379,000 and $117,444,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended September 30, 1999, as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,026,000 includes $104,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios
                                                                 Year EndedSeptember 30
                                                           1999        1998      1997     1996    1995

Net Asset Value, Beginning of Year                        $20.50    $21.86    $17.77   $16.98  $15.40
                                                       ------------------------------------------------
 Income From Investment Operations:
  Net investment income                                      .26       .27       .29      .32     .31
  Net gains or losses on securities (both
   realized and unrealized)                                 7.26      (.11)     4.81     1.40    2.35
                                                       ------------------------------------------------
   Total from investment operations                         7.52       .16      5.10     1.72    2.66
                                                       ----------------------------- ------------------
 Less Distributions:
  Dividends (from net investment income)                    (.20)     (.31)    (.323)   (.321)  (.237)
  Dividends (from net realized non-U.S. currency gains)        -         -     (.007)   (.009)  (.003)
  Distributions (from capital gains)                       (1.57)    (1.21)    (.680)   (.600)  (.840)
                                                       ----------------------------- ------------------
   Total distributions                                     (1.77)    (1.52)    (1.01)    (.93)  (1.08)
                                                       ----------------------------- ------------------
Net Asset Value, End of Year                              $26.25    $20.50    $21.86   $17.77  $16.98
                                                       ==================== ======== ======== =======

Total Return (2)                                           38.43%     1.23%    29.97%   10.64%  18.63%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                   $25,752   $17,707   $16,956  $11,688  $8,817
 Ratio of expenses to average net assets                    0.77%      .77%      .79%     .82%    .83%
 Ratio of net income to average net assets                  1.06%     1.27%     1.56%    2.00%   2.12%
 Portfolio turnover rate                                   29.14%    29.71%    25.68%   18.12%  22.40%





(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(2)  Excludes maximum sales charge of 5.75%.


Report of Independent Accountants

To the Board of Trustees and Shareholders of New Perspective Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of New Perspective Fund (the "Fund") at September 30, 1999, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
October 29, 1999


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                     Dividends and
                                                     Distributions per Share

To Shareholders  of Record   Payment Date            From Net         From Net Realized
                                                                      Short-term Gains   From Net Realized
                                                                                         Long-term Gains
                                                     Investment Income

December 15, 1998           December 16, 1998        $.14             -                $1.57

June 4, 1999                June 7, 1999             .06              -                -


The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended September 30, 1999 is $0.023 on a per-share basis. Foreign source income earned by the fund was $0.223 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 30% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV AND OTHER TAX INFORMATION WHICH WERE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.